Exhibit 99.1

Contact: Kevin Bordosky Senior Director Investor Relations (281) 647- 4035

DIAMOND OFFSHORE ANNOUNCES NEW DRILLSHIP COMMITMENT

HOUSTON, March 3, 2024 — Diamond Offshore Drilling, Inc. (NYSE: DO) today announced that it has executed a two-year contract extension with a subsidiary of bp in the U.S. Gulf of Mexico for the Ocean BlackHornet, commencing in February 2025 in direct continuation of the rig’s current contract. This contract extension represents approximately $350 million dollars of additional backlog.

Bernie Wolford, Jr., President and Chief Executive Officer, commented, “This contract deepens our relationship with a key client in the U.S. Gulf of Mexico and is a testament to the great work the men and women of Diamond do for our customers day in and day out. This award, along with the recent Ocean BlackLion award, contributes significantly to our 2025 and 2026 backlog and future cash flows.”

ABOUT DIAMOND OFFSHORE

Diamond Offshore is a leader in offshore drilling, providing innovation, thought leadership and contract drilling services to solve complex deepwater challenges around the globe. Additional information and access to the Company’s SEC filings are available at http://www.diamondoffshore.com/.

FORWARD-LOOKING STATEMENTS

Statements contained in this press release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, any statement that may project, indicate or imply future results, events, performance or achievements, including statements relating to future financial results; expectations regarding the Company’s plans, strategies and opportunities; expectations regarding the Company’s business or financial outlook; expected utilization, dayrates, revenues, operating expenses, rig commitments and availability, cash flows, contract status, terms and duration, contract backlog, and customer drilling programs. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s most recent annual report on Form 10-K and the Company’s other reports filed with the Securities and Exchange Commission, and readers of this press release are urged to review those reports carefully when considering these forward-looking statements. Copies of these reports are available through the Company’s website at www.diamondoffshore.com. These risk factors include, among others, risks associated with worldwide demand for drilling services, levels of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, impairments and retirements, operating risks, litigation and disputes, permits and approvals for drilling operations, the COVID-19 pandemic and related disruptions to the global economy, supply chain and normal business operations across sectors and countries, changes in tax laws and rates, regulatory initiatives and compliance with governmental regulations, casualty losses, and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.